UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

SKYX PLATFORMS CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2025, the Board of Directors (the “Board”) of SKYX Platforms Corp. (the “Company”) approved the amendment and restatement of the Company’s Second Amended and Restated Bylaws (as amended and restated, the “Third Amended and Restated Bylaws”), which became effective immediately upon adoption. Among other things, the Third Amended and Restated Bylaws:

●	update certain procedural mechanics and disclosure requirements for stockholder nominations of directors and submissions of proposals for other business made in connection with annual and special meetings of stockholders, including to address rules related to the use of universal proxy cards adopted by the Securities and Exchange Commission under Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended; and

●	require stockholders directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board.

The Third Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes. The description of the changes implemented by the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

The Company’s Board of Directors has established July 9, 2025 as the date of the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders eligible to vote at the Annual Meeting was set for May 13, 2025.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of SKYX Platforms Corp. (effective March 21, 2025).
3.2	Third Amended and Restated Bylaws of SKYX Platforms Corp. (effective March 21, 2025) (marked to show changes).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYX PLATFORMS CORP.

Date: March 21, 2025	By:	/s/ Leonard J. Sokolow
	Name:	Leonard J. Sokolow
	Title:	Co-Chief Executive Officer